EXHIBIT 1.A(10(a)(vi)

[LOGO OF SECURITY LIFE]

Security Life of Denver Insurance Company
Variable Life Customer Service Center
P.O. Box 173888 • Denver, CO 80217-3888
1-800-848-6362 • ing-securitylife.com

[ ] FirstLine
[ ] FirstLine II
[ ] Strategic Advantage II
[ ] Variable Survivorship UL
[ ] Estate Designer

M Financial
Supplement to Flexible Premium Variable Life Insurance Application
Investment Feature Selection Form

Section A – Initial Premium Allocation

Initial Premium Allocation. Please allocate your Initial Premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division. Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.

_______% GUARANTEED INTEREST DIVISION

SEPARATE ACCOUNT INVESTMENT OPTIONS

AIM
_____%	V.I. Capital Appreciation Fund
_____%	V.I. Government Securities Fund

Alger American
_____%	Growth Portfolio
_____%	Leveraged AllCap Portfolio
_____%	MidCap Growth Portfolio
_____%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
_____%	Growth Portfolio
_____%	Money Market Portfolio
_____%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
_____%	Asset Manager Portfolio
_____%	Index 500 Portfolio

The GCG Trust
_____%	Fully Managed Portfolio
_____%	MidCap Growth Portfolio

INVESCO Variable Investment Fund (VIF)
_____%	VIF-Equity Income Fund
_____%	VIF-High Yield Fund
_____%	VIF-Small Company Growth Fund
_____%	VIF-Total Return Fund
_____%	VIF-Utilities Fund

Janus Aspen Series (Service Shares)

_____%	Aggressive Growth Portfolio
_____%	Growth Portfolio
_____%	International Growth Portfolio
_____%	Worldwide Growth Portfolio

M Funds

_____%	Brandes International Equity Fund
_____%	Clifton Enhanced U.S. Equity Fund
_____%	Frontier Capital Appreciation Fund
_____%	Turner Core Growth Fund

Neuberger Berman
_____%	AMT Growth Portfolio
_____%	AMT Limited Maturity Bond Portfolio
_____%	AMT Partners Portfolio

Pilgrim Variable Products Trust
_____%	Growth Opportunities Portfolio
_____%	MagnaCap Opportunities Portfolio
_____%	MidCap Opportunities Portfolio
_____%	SmallCap Opportunities Portfolio

Putnam Variable Trust
_____%	Growth & Income Fund Class IB Shares
_____%	New Opportunities Fund Class IB Shares
_____%	SmallCap Value Fund Class IB Shares
_____%	Voyager Fund Class IB Shares

Van Eck
_____%	Worldwide Bond Fund
_____%	Worldwide Emerging Markets Fund
_____%	Worldwide Hard Assets Fund
_____%	Worldwide Real Estate Fund

Section B – Telephone Privilege Authorization

[ ]	Telephone Privilege Authorization: I/We authorize Security Life of Denver Insurance Company to accept telephone instructions from the Owners/ Registered Representative of the policy listed above:
	[ ]	Owners Only
	[ ]	Owner and Registered Representative

[ ]	Revocation of Telephone Privilege Authorization: I/We revoke all telephone privilege authorization in place on the policy listed above for the following persons:
	[ ]	Owners and Registered Representative
	[ ]	Registered Representative Only understand that ING Security Life reserves the right to discontinue the telephone privilege at any time.

Note: Signature required on back page.

Section C – Automatic Rebalancing Option

[ ] Initiate Automatic Rebalancing (complete below)
[ ] Change Automatic Rebalancing (complete below)

Automatic Rebalancing Allocation

AIM
_____%	V.I. Capital Appreciation Fund
_____%	V.I. Government Securities Fund

Alger American
_____%	Growth Portfolio
_____%	Leveraged AllCap Portfolio
_____%	MidCap Growth Portfolio
_____%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
_____%	Growth Portfolio
_____%	Money Market Portfolio
_____%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
_____%	Asset Manager Portfolio
_____%	Index 500 Portfolio

The GCG Trust
_____%	Fully Managed Portfolio
_____%	MidCap Growth Portfolio

INVESCO Variable Investment Fund (VIF)
_____%	VIF-Equity Income Fund
_____%	VIF-High Yield Fund
_____%	VIF-Small Company Growth Fund
_____%	VIF-Total Return Fund
_____%	VIF-Utilities Fund

Janus Aspen Series Service Shares
_____%	Aggressive Growth Portfolio
_____%	Growth Portfolio
_____%	International Growth Portfolio
_____%	Worldwide Growth Portfolio

M Funds
_____%	Brandes International Equity Fund
_____%	Clifton Enhanced U.S. Equity Fund
_____%	Frontier Capital Apprection Fund
_____%	Turner Core Growth Fund

Neuberger Berman
_____%	AMT Growth Portfolio
_____%	AMT Limited Maturity Bond Portfolio
_____%	AMT Partners Portfolio

Pilgrim Variable Products Trust
_____%	Growth Opportunities Portfolio
_____%	Magna Opportunities Portfolio
_____%	MidCap Opportunities Portfolio
_____%	SmallCap Opportunities Portfolio

Putnam Variable Trust
_____%	Growth & Income Fund Class IB Shares
_____%	New Opportunities Fund Class IB Shares
_____%	SmallCap Value Fund Class IB Shares
_____%	Voyager Fund Class IB Shares

Van Eck
_____%	Worldwide Bond Fund
_____%	Worldwide Emerging Markets Fund
_____%	Worldwide Hard Assets Fund
_____%	Worldwide Real Estate Fund

___________ % Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

[ ]  Monthly       [ ]  Quarterly     [ ]   Semi-annually       [ ]   Annually

Date:

[ ]  Policy Processing Date - Date on which processing will occur based on frequency selected beginning _______________________ (Month/Date)
[ ]  Last Valuation Date of Calendar Period
[ ]  Specific Date each Period beginning________________________
                                                                            (Specify Date)

Section D – Dollar Cost Averaging Option

[ ]	Initiate Dollar Cost Averaging (complete below)	[ ]	Change Dollar Cost Averaging (complete below)

Please transfer $ _________ or _________ % from:

(check one only)	[ ] Fidelity Investment Money Market Division	[ ] Neuberger Bermen Limited Maturity Bond Investment Option

Dollar Cost Averaging Option

AIM
$________or________%	V.I. Capital Appreciation Fund
$________or________%	V.I. Government Securities Fund

Alger American
$________or________%	Growth Portfolio
$________or________%	Leveraged AllCap Portfolio
$________or________%	MidCap Growth Portfolio
$________or________%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
$________or________%	Growth Portfolio
$________or________%	Money Market Portfolio
$________or________%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
$________or________%	Asset Manager Portfolio
$________or________%	Index 500 Portfolio The GCG Trust

The GCG Trust
$________or________%	Fully Managed Portfolio
$________or________%	MidCap Growth Portfolio

INVESCO Variable Investment Fund (VIF)
$________or________%	VIF-Equity Income Funds
$________or________%	VIF-High Yield Fund
$________or________%	VIF-Small Company Growth Fund
$________or________%	VIF-Total Return Fund
$________or________%	VIF-Utilities Fund

Janus Aspen Series Service Shares
$________or________%	Aggressive Growth Portfolio
$________or________%	Growth Portfolio
$________or________%	International Growth Portfolio
$________or________%	Worldwide Growth Portfolio

M Funds
$________or________%	Brandes International Equity Fund
$________or________%	Clifton Enhanced U.S. Euity Fund
$________or________%	Frontier Captial Appreciation Fund
$________or________%	Turner Core Growth Fund

Neuberger Berman
$________or________%	AMT Growth Portfolio
$________or________%	AMT Limited Maturity Bond Portfolio
$________or________%	AMT Partners Portfolio

Pilgrim Variable Products Trust
$________or________%	Growth Opportunities Portfolio
$________or________%	Magna Opportunities Portfolio
$________or________%	MidCap Opportunities Portfolio
$________or________%	SmallCap Opportunities Portfolio

Putnam Variable Trust
$________or________%	Growth & Income Fund Class IB Shares
$________or________%	New Opportunities Fund Class IB Shares
$________or________%	SmallCap Value Fund Class IB Shares
$________or________%	Voyager Fund Class IB Shares

Van Eck
$________or________%	Worldwide Bond Fund
$________or________%	Worldwide Emerging Markets Fund
$________or________%	Worldwide Hard Assets Fund
$________or________%	Worldwide Real Estate Fund

Frequency and Date of Dollar Cost Averaging: (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

[ ]  Monthly       [ ]  Quarterly     [ ]   Semi-annually       [ ]   Annually

Date:

[ ]  Policy Processing Date - Date on which processing will occur based on frequency selected beginning ____________________________ (Month/Date)
[ ]  Specific Date each Period beginning ____________________________(Specify Date)

Terminate:

[ ]  Terminate Dollar Cost Averaging on (date) ____________________________
[ ]  Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $ ______________

Section E – Premium Allocation Change Request

AIM
_____%	V.I. Capital Appreciation Fund
_____%	V.I. Government Securities Fund

Alger American
_____%	Growth Portfolio
_____%	Leveraged AllCap Portfolio
_____%	MidCap Growth Portfolio
_____%	Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
_____%	Growth Portfolio
_____%	Money Market Portfolio
_____%	Overseas Portfolio

Fidelity Variable Insurance Products Fund II (VIPII)
_____%	Asset Manager Portfolio
_____%	Index 500 Portfolio

The GCG Trust
_____%	Fully Managed Portfolio
_____%	MidCap Growth Portfolio

INVESCO Variable Investment Fund (VIF)
_____%	VIF-Equity Income Fund
_____%	VIF-High Yield Fund
_____%	VIF-Small Company Growth Fund
_____%	VIF-Total Return Fund
_____%	VIF-Utilities Fund

Janus Aspen Series Service Shares
_____%	Aggressive Growth Portfolio
_____%	Growth Portfolio
_____%	International Growth Portfolio
_____%	Worldwide Growth Portfolio

M Funds
_____%	Brandes International Equity Fund
_____%	Clifton Enhanced U.S. Equity Fund
_____%	Frontier Capital Appreciation Fund
_____%	Turner Core Growth Fund

Neuberger Berman
_____%	AMT Growth Portfolio
_____%	AMT Limited Maturity Bond Portfolio
_____%	AMT Partners Portfolio

Pilgrim Variable Products Trust
_____%	Growth Opportunities Portfolio
_____%	Magna Opportunities Portfolio
_____%	MidCap Opportunities Portfolio
_____%	SmallCap Opportunities Portfolio

Putnam Variable Trust
_____%	Growth & Income Fund Class IB Shares
_____%	New Opportunities Fund Class IB Shares
_____%	SmallCap Value Fund Class IB Shares
_____%	Voyager Fund Class IB Shares

Van Eck
_____%	Worldwide Bond Fund
_____%	Worldwide Emerging Markets Fund
_____%	Worldwide Hard Assets Fund
_____%	Worldwide Real Estate Fund

___________% Guaranteed Interest Division

Section F – Signatures

I/We acknowledge that we have read and understand:
1. the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.
2. I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center at least 7 days before the next transfer date.
3. that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form at least 7 days before the date specified.

Signature of Owner(s):

______________________________________________________________________________   Date________________________________________

______________________________________________________________________________   Date________________________________________

______________________________________________________________________________   Date________________________________________

Daytime Phone Number: __________________________________